                                                                                                                   EXHIBIT 99.2

                                                     CERTIFICATION PURSUANT TO
                                                      18 U.S.C. SECTION 1350,
                                                       AS ADOPTED PURSUANT TO
                                           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MedImmune, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory S. Patrick, Chief Financial
Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory S. Patrick
------------------------------
Gregory S. Patrick
Chief Financial Officer
August 13, 2002